Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Quarterly Report of Booth Creek Ski Holdings, Inc. (the "Company") on Form 10-Q for the period ended August 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as the President and Chief Operating Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

    1.  The Report fully  complies  with the  requirements  of Section  13(a) or
        Section 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


September 13, 2002


                                       By:       /s/ CHRISTOPHER P. RYMAN
                                       ----------------------------------------
                                                     Christopher P. Ryman
                                           President and Chief Operating Officer